UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Majesco (the “Company”) hosted its third quarter 2019 earnings conference call on Monday February 3, 2020 at 5:00 p.m. Eastern Time. The conference call included information concerning the previously announced Agreement and Plan of Merger (the “Merger Agreement”) dated January 30, 2020 by and among the Company, Majesco Merger Sub, Inc. (“Merger Sub”) and  InsPro Technologies Corporation (“InsPro”). A transcript of the conference call is attached hereto as Exhibit 99.1. The transcript is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the transcript.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Report”) about future events, expectations, plans or prospects for the Company, or about the Company’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions, are forward-looking statements. Such statements include, but are not limited to, statements regarding the planned merger (the “Merger”) of Merger Sub, Inc. with and into InsPro and the anticipated timing thereof. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: (1) the conditions to the completion of the Merger, including the required approvals by InsPro’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; (2) the parties’ ability to meet expectations regarding the timing and completion of the Merger; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (4) the effect of the announcement or pendency of the Merger on our business relationships, operating results, and business generally; (5) risks that the proposed Merger disrupts the Company’s current plans and operations; (6) risks related to diverting management’s attention from the Company’s ongoing business operations; (7) the outcome of any legal proceedings that may be instituted against the Company related to the Merger or the Merger Agreement; (8) the amount of the costs, fees, expenses and other charges related to the Merger; and (9) other factors discussed from time to time in our documents that we furnish or file with the SEC, including the factors discussed in Item 1A of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, which was filed with the SEC on April 1, 2019, as amended by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which was filed with the SEC on November 13, 2019 and subsequent SEC filings, which are available at www.sec.gov. The Company assumes no obligation to update the information in this Report, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger, InsPro plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a definitive proxy statement on Schedule 14A and other relevant materials. The proxy statement will contain important information about the InsPro, the Company and the Merger Sub and certain of their affiliates, the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. InsPro’s investors and security holders will be able to obtain free copies of the proxy statement and other relevant materials filed with the SEC InsPro through the website maintained by the SEC at www.sec.gov or by directing a written request to InsPro at 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022, Attention: Assistant Secretary, or by telephone at (484) 654-2200.

Participants in the Solicitation

InsPro, the Company and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from InsPro’s stockholders in connection with the Merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests, by security holdings or otherwise, in the Merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the InsPro’s stockholders in connection with the Merger by reading the preliminary and definitive proxy statements when filed by InsPro with the SEC and other relevant materials to be filed by InsPro with the SEC in connection with the Merger when they become available. Information about InsPro’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019 and in subsequent documents filed with the SEC. Information about the Company’s directors and officers is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on July 26, 2019 and in subsequent documents filed with the SEC. These documents will be available free of charge once available at the SEC’s website at www.sec.gov or by directing a request to InsPro as provided above or to Majesco at 412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary, Lori Stanley, General Counsel or by telephone at (973) 461-5200.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Report.

Exhibit No.

99.1	Third Quarter 2019 Earnings Conference Call Transcript dated February 3, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO

Date: February 4, 2020	By:	/s/ Wayne Locke
Wayne Locke, Chief Financial Officer

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